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                                                                  EXHIBIT 23.3






              Consent of Independent Certified Public Accountants
              ---------------------------------------------------



The Board of Directors
Intelligent Systems Japan K.K.:



We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the Prospectus.




                                        KPMG PEAT MARWICK LLP




Portland, Oregon
May 29, 1996